Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Fourth Quarter and Fiscal 2023 Results
Record quarterly total revenue of $167.1 million, up 31% quarter over quarter
Broadband revenue up 20% and Video SaaS revenue up 26% year over year
SAN JOSE, California, January 29, 2024 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the fourth quarter and fiscal year ended December 31, 2023.
“Harmonic finished 2023 with another quarter of solid performance, including record total company and Broadband revenue, driven by strong demand for our market-leading technology solutions,” said Patrick Harshman, president and chief executive officer of Harmonic. “Our robust backlog at year-end reflects continued demand from our large Broadband customers and growing Video SaaS commitments, positioning us well for this year and beyond.”
Q4 Financial and Business Highlights
Financial
•Revenue: $167.1 million, compared to $164.3 million in the prior year period
◦Broadband segment revenue: $115.2 million, compared to $96.0 million in the prior year period
◦Video segment revenue: $51.9 million, compared to $68.3 million in the prior year period
•Gross margin: GAAP 49.0% and non-GAAP 49.3%, compared to GAAP 52.1% and non-GAAP 52.7% in the prior year period
◦Broadband segment non-GAAP gross margin: 42.4% compared to 47.6% in the prior year period
◦Video segment non-GAAP gross margin: 64.6% compared to 59.9% in the prior year period
•Operating income: GAAP income $9.6 million and non-GAAP income $18.9 million, compared to GAAP income $16.5 million and non-GAAP income $23.7 million in the prior year period
•Net income: GAAP net income $83.8 million and non-GAAP net income of $14.7 million, compared to GAAP net income $6.1 million and non-GAAP net income $19.9 million in the prior year period
•Non-GAAP adjusted EBITDA: $21.7 million income compared to $26.6 million income in the prior year period
•Net income per share: GAAP net income per share of $0.72 and non-GAAP net income per share of $0.13, compared to GAAP net income per share of $0.05 and non-GAAP net income per share of $0.17 in the prior year period
•Cash: $84.3 million, compared to $89.6 million in the prior year period
Business
•Commercially deployed our cOS™ solution with 108 customers, serving 26.3 million cable modems
•Initiated volume shipments to another Tier-1, enhancing broadband customer diversification
•Pioneering the market with the first volume shipments of DOCSIS 4.0
•Recently demonstrated SaaS leadership in live sports streaming with largest ever live streaming event in the U.S.

Video Business Review Update
In our Q3 2023 earnings press release we announced that we had initiated a formal strategic review process for our Video business to better position Harmonic for long-term shareholder value creation. As noted in that press release, we received indications of interest in our Video business from a number of parties. To date, that interest has not yet translated into a definitive agreement with any party. We are continuing the strategic review process, and no specific timetable has been established for the completion of the review. We do not intend to disclose further details with respect to the review process unless and until our board of directors approves a specific transaction or otherwise concludes its review. Since the strategic review may cause some disruption to the business, we are conservatively guiding our Video business for 2024.
Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q4 2023	Q3 2023	Q4 2022	Q4 2023	Q3 2023	Q4 2022

	(Unaudited, in millions, except per share data)
Net revenue	$167.1	$127.2	$164.3	*	*	*
Net income (loss)	$83.8	$(6.5)	$6.1	$14.7	$—	$19.9
Net income (loss) per share	$0.72	$(0.06)	$0.05	$0.13	$0.00	$0.17

Other Financial Information				Q4 2023	Q3 2023	Q4 2022
				(Unaudited, in millions)
Adjusted EBITDA for the quarter (1)				$21.7	$3.5	$26.6
Bookings for the quarter				$196.5	$96.3	$130.2
Backlog and deferred revenue as of quarter end				$653.2	$627.2	$457.1
Cash and cash equivalents as of quarter end				$84.3	$75.6	$89.6
(1) Adjusted EBITDA is a Non-GAAP financial measure. Refer to "Preliminary Adjusted EBITDA Reconciliation" below for a reconciliation to net income (loss), the most comparable GAAP measure.
* Not applicable

Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and Non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q1 2024 GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$40	$70	$110	$50	$80	$130
Gross margin %			50.2%			51.6%
Gross profit			$55			$68
Net loss			$(13)			$(5)
Tax rate			19%			19%
Net loss per share			$(0.12)			$(0.04)
Shares (2)			111.7			111.7
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below.
(2) The guidance assumes estimated impact of redeeming the 2024 Convertible Notes and repurchases during 2024 under the Company's stock repurchase program. Diluted shares assumes stock price at $10.68 (Q4 2023 average price).

	2024 GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$195	$460	$655	$210	$500	$710
Gross margin %			50.2%			52.2%
Gross profit			$329			$371
Net income			$31			$57
Tax rate			19%			19%
Net income per share			$0.27			$0.50
Shares (2)			114.6			114.6
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below.
(2) The guidance assumes estimated impact of redeeming the 2024 Convertible Notes and repurchases during 2024 under the Company's stock repurchase program. Diluted shares assumes stock price at $10.68 (Q4 2023 average price).

	Q1 2024 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Video	Broadband	Total	Video	Broadband	Total
Gross margin %	60.0%	46.0%	51.1%	61.0%	47.0%	52.4%
Gross profit	$24	$32	$56	$31	$38	$69
Adjusted EBITDA(2)	$(8)	$4	$(4)	$(2)	$8	$6
Tax rate			19%			19%
Net income (loss) per share			$(0.06)			$0.02
Shares (3)			111.7			115.2
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below.
(2) Refer to “Adjusted EBITDA Reconciliation on Financial Guidance” below for a reconciliation to net income (loss), the most comparable GAAP measure.
(3) The guidance assumes estimated impact of redeeming the 2024 Convertible Notes and repurchases during 2024 under the Company's stock repurchase program. Diluted shares assumes stock price at $10.68 (Q4 2023 average price).

	2024 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Video	Broadband	Total	Video	Broadband	Total
Gross margin %	60.0%	46.5%	50.5%	62.0%	48.5%	52.5%
Gross profit	$117	$214	$331	$130	$243	$373
Adjusted EBITDA(2)	$(7)	$95	$88	$2	$119	$121
Tax rate			19%			19%
Net income per share			$0.49			$0.72
Shares (3)			114.6			114.6
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below.
(2) Refer to "Adjusted EBITDA Reconciliation on Financial Guidance" below for a reconciliation to net income, the most comparable GAAP measure.
(3) The guidance assumes estimated impact of redeeming the 2024 Convertible Notes and repurchases during 2024 under the Company's stock repurchase program. Diluted shares assumes stock price at $10.68 (Q4 2023 average price).

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, January 29, 2024. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register.vevent.com/register/BI52aab14160c44ed3aaa1715d3e4dea8e. A replay will be available after 5:00 p.m. PT on the same web site.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, and net income (loss) per diluted share, as well as our plans for our strategic review of the Video business. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Broadband businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our cOS™ and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2022, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss), Adjusted EBITDA (including those amounts as a percentage of revenue) and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Gain and losses on equity investments - We exclude the gain and losses from the sale of our equity investments in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, and restructuring charges, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
Non-recurring advisory fees - There were non-recurring costs that we excluded from non-GAAP results relating to professional accounting, tax and legal fees associated with strategic corporate initiatives, including assessing corporate structure and organization, as we seek to optimize value for our business.
CONTACTS:

Walter Jankovic	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6152	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except par value)

	December 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$84,269	$89,586
Accounts receivable, net	141,531	108,427
Inventories	83,982	120,949
Prepaid expenses and other current assets	20,950	26,337
Total current assets	330,732	345,299
Property and equipment, net	36,683	39,814
Operating lease right-of-use assets, net	20,817	25,469
Goodwill	239,150	237,739
Deferred income taxes	104,707	11,776
Other non-current assets	36,117	49,921
Total assets	$768,206	$710,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$114,880	$113,981
Other debts, current	4,918	4,756
Accounts payable	38,562	67,455
Deferred revenue	46,217	62,383
Operating lease liabilities, current	6,793	6,773
Other current liabilities	61,024	66,724
Total current liabilities	272,394	322,072
Other debts, non-current	10,495	11,161
Operating lease liabilities, non-current	18,965	24,110
Other non-current liabilities	29,478	28,169
Total liabilities	331,332	385,512

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 112,407 and 109,871 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	112	110
Additional paid-in capital	2,405,043	2,380,651
Accumulated deficit	(1,962,575)	(2,046,569)
Accumulated other comprehensive loss	(5,706)	(9,686)
Total stockholders’ equity	436,874	324,506
Total liabilities and stockholders’ equity	$768,206	$710,018

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenue:
Appliance and integration	$125,197	$122,513	$435,878	$473,806
SaaS and service	41,895	41,821	172,029	151,151
Total net revenue	167,092	164,334	607,907	624,957
Cost of revenue:
Appliance and integration	70,596	65,372	236,773	259,027
SaaS and service	14,629	13,265	58,589	50,046
Total cost of revenue	85,225	78,637	295,362	309,073
Total gross profit	81,867	85,697	312,545	315,884
Operating expenses:
Research and development	30,252	31,088	126,282	120,307
Selling, general and administrative	41,982	36,927	163,282	146,717
Restructuring and related charges	—	1,205	809	3,341
Total operating expenses	72,234	69,220	290,373	270,365
Income from operations	9,633	16,477	22,172	45,519
Interest expense, net	(571)	(929)	(2,696)	(5,040)
Other income (expense), net	(249)	(212)	(335)	4,006
Income before income taxes	8,813	15,336	19,141	44,485
Provision for (benefit from) income taxes	(75,028)	9,205	(64,853)	16,303
Net income	$83,841	$6,131	$83,994	$28,182

Net income per share:
Basic	$0.75	$0.06	$0.75	$0.27
Diluted	$0.72	$0.05	$0.72	$0.25
Weighted average shares outstanding:
Basic	112,294	106,988	111,651	105,080
Diluted	115,691	117,301	117,359	112,378

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Year Ended
	December 31, 2023	December 31, 2022
Cash flows from operating activities:
Net income	$83,994	$28,182
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,255	12,260
Stock-based compensation	27,329	25,212
Amortization of convertible debt discount	899	1,171
Amortization of warrant	870	1,734
Foreign currency remeasurement	1,453	(2,685)
Deferred income taxes, net	(92,856)	4,894
Provision for expected credit losses and returns	2,778	1,954
Provision for excess and obsolete inventories	7,396	5,988
Gain on sale of investment in equity securities	—	(4,370)
Other adjustments	151	513
Changes in operating assets and liabilities:
Accounts receivable	(35,473)	(23,136)
Inventories	35,403	(54,431)
Other assets	25,483	(8,402)
Accounts payable	(29,358)	5,837
Deferred revenues	(20,823)	2,610
Other liabilities	(12,442)	8,145
Net cash provided by operating activities	7,059	5,476
Cash flows from investing activities:
Purchases of investments	(6,305)	—
Proceeds from maturities of investments	6,305	—
Proceeds from sale of investment	—	7,962
Purchases of property and equipment	(8,475)	(9,250)
Net cash used in investing activities	(8,475)	(1,288)
Cash flows from financing activities:
Payment of convertible debt	—	(37,707)
Payments for debt issuance costs	(1,025)	—
Repurchase of common stock	3,835	3,499
Proceeds from other debts	(4,865)	(4,583)
Repayment of other debts	—	(5,133)
Proceeds from common stock issued to employees	6,558	7,092
Taxes paid related to net share settlement of equity awards	(9,493)	(6,301)
Net cash used in financing activities	(4,990)	(43,133)
Effect of exchange rate changes on cash and cash equivalents	1,089	(4,900)
Net decrease in cash and cash equivalents	(5,317)	(43,845)
Cash and cash equivalents at beginning of period	89,586	133,431
Cash and cash equivalents at end of period	$84,269	$89,586

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	December 31, 2023		September 29, 2023		December 31, 2022
Geography
Americas	$129,406	77%	$91,221	72%	$125,638	76%
EMEA	30,041	18%	28,465	22%	29,250	18%
APAC	7,645	5%	7,517	6%	9,446	6%
Total	$167,092	100%	$127,203	100%	$164,334	100%

Market
Service Provider	$128,566	77%	$87,747	69%	$110,092	67%
Broadcast and Media	38,526	23%	39,456	31%	54,242	33%
Total	$167,092	100%	$127,203	100%	$164,334	100%

			Twelve Months Ended
			December 31, 2023		December 31, 2022
Geography
Americas			$447,700	74%	$452,869	73%
EMEA			127,689	21%	133,095	21%
APAC			32,518	5%	38,993	6%
Total			$607,907	100%	$624,957	100%

Market
Service Provider			$443,005	73%	$408,138	65%
Broadcast and Media			164,902	27%	216,819	35%
Total			$607,907	100%	$624,957	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended December 31, 2023
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$51,863		$115,229		$167,092		$—	$167,092
Gross profit	33,491	(1)	48,803	(1)	82,294	(1)	(427)	81,867
Gross margin %	64.6%	(1)	42.4%	(1)	49.3%	(1)		49.0%

	Three Months Ended September 29, 2023
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$51,397		$75,806		$127,203		$—	$127,203
Gross profit	29,241	(1)	33,763	(1)	63,004	(1)	(1,320)	61,684
Gross margin %	56.9%	(1)	44.5%	(1)	49.5%	(1)		48.5%

	Three Months Ended December 31, 2022
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$68,308		$96,026		$164,334		$—	$164,334
Gross profit	40,939	(1)	45,741	(1)	86,680	(1)	(983)	85,697
Gross margin %	59.9%	(1)	47.6%	(1)	52.7%	(1)		52.1%

	Twelve Months Ended December 31, 2023
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$219,425		$388,482		$607,907		$—	$607,907
Gross profit	133,649	(1)	181,932	(1)	315,581	(1)	(3,036)	312,545
Gross margin %	60.9%	(1)	46.8%	(1)	51.9%	(1)		51.4%

	Twelve Months Ended December 31, 2022
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$274,189		$350,768		$624,957		$—	$624,957
Gross profit	165,618	(1)	153,031	(1)	318,649	(1)	(2,765)	315,884
Gross margin %	60.4%	(1)	43.6%	(1)	51.0%	(1)		50.5%
(1) Segment gross margin and segment gross profit are Non-GAAP financial measures. Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations".

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended December 31, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$167,092	$81,867	$72,234	$9,633	$(820)	$83,841
Stock-based compensation	—	454	(6,151)	6,605	—	6,605
Restructuring and related charges	—	(27)	—	(27)	—	(27)
Non-recurring advisory fees	—	—	(2,702)	2,702	—	2,702
Non-cash interest and other expenses related to convertible notes	—	—	—	—	233	233
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(78,693)
Total adjustments	—	427	(8,853)	9,280	233	(69,180)
Non-GAAP	$167,092	$82,294	$63,381	$18,913	$(587)	$14,661
As a % of revenue (GAAP)		49.0%	43.2%	5.8%	(0.5)%	50.2%
As a % of revenue (Non-GAAP)		49.3%	37.9%	11.3%	(0.4)%	8.8%
Diluted net income per share:
GAAP						$0.72
Non-GAAP						$0.13
Shares used in per share calculation:
GAAP and Non-GAAP						115,691

	Three Months Ended September 29, 2023
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$127,203	$61,684	$70,287	$(8,603)	$(276)	$(6,495)
Stock-based compensation	—	606	(6,635)	7,241	—	7,241
Restructuring and related charges	—	714	(362)	1,076	—	1,076
Non-recurring advisory fees	—	—	(364)	364	—	364
Non-cash interest and other expenses related to convertible notes	—	—	—	—	226	226
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2,390)
Total adjustments	—	1,320	(7,361)	8,681	226	6,517
Non-GAAP	$127,203	$63,004	$62,926	$78	$(50)	$22
As a % of revenue (GAAP)		48.5%	55.3%	(6.8)%	(0.2)%	(5.1)%
As a % of revenue (Non-GAAP)		49.5%	49.5%	0.1%	—%	—%
Diluted net income (loss) per share:
GAAP						$(0.06)
Non-GAAP						$0.00
Shares used in per share calculation:
GAAP						112,031
Non-GAAP						116,710

	Three Months Ended December 31, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$164,334	$85,697	$69,220	$16,477	$(1,141)	$6,131
Stock-based compensation	—	541	(5,050)	5,591	—	5,591
Restructuring and related charges	—	442	(1,205)	1,647	17	1,664
Non-cash interest and other expenses related to convertible notes	—	—	—	—	274	274
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	6,233
Total adjustments	—	983	(6,255)	7,238	291	13,762
Non-GAAP	$164,334	$86,680	$62,965	$23,715	$(850)	$19,893
As a % of revenue (GAAP)		52.1%	42.1%	10.0%	(0.7)%	3.7%
As a % of revenue (Non-GAAP)		52.7%	38.3%	14.4%	(0.5)%	12.1%
Diluted net income per share:
GAAP						$0.05
Non-GAAP						$0.17
Shares used in per share calculation:
GAAP and Non-GAAP						117,301

	Twelve Months Ended December 31, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$607,907	$312,545	$290,373	$22,172	$(3,031)	$83,994
Stock-based compensation	—	2,349	(24,980)	27,329	—	27,329
Restructuring and related charges	—	687	(445)	1,132	—	1,132
Non-recurring advisory fees	—	—	(5,201)	5,201	—	5,201
Non-cash interest and other expenses related to convertible notes	—	—	—	—	905	905
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(75,595)
Total adjustments	—	3,036	(30,626)	33,662	905	(41,028)
Non-GAAP	$607,907	$315,581	$259,747	$55,834	$(2,126)	$42,966
As a % of revenue (GAAP)		51.4%	47.8%	3.6%	(0.5)%	13.8%
As a % of revenue (Non-GAAP)		51.9%	42.7%	9.2%	(0.3)%	7.1%
Diluted net income per share:
GAAP						$0.72
Non-GAAP						$0.37
Shares used in per share calculation:
GAAP and Non-GAAP						117,359

	Twelve Months Ended December 31, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$624,957	$315,884	$270,365	$45,519	$(1,034)	$28,182
Stock-based compensation	—	2,232	(22,980)	25,212	—	25,212
Restructuring and related charges	—	533	(3,341)	3,874	17	3,891
Gain on sale of equity investment	—	—	—	—	(4,349)	(4,349)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,173	1,173
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	7,149
Total adjustments	—	2,765	(26,321)	29,086	(3,159)	33,076
Non-GAAP	$624,957	$318,649	$244,044	$74,605	$(4,193)	$61,258
As a % of revenue (GAAP)		50.5%	43.3%	7.3%	(0.2)%	4.5%
As a % of revenue (Non-GAAP)		51.0%	39.0%	11.9%	(0.7)%	9.8%
Diluted net income per share:
GAAP						$0.25
Non-GAAP						$0.55
Shares used in per share calculation:
GAAP and Non-GAAP						112,378

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment (Unaudited)
(In thousands)

	Three Months Ended December 31, 2023
	Video	Broadband
Income (loss) from operations (1)	$(1,355)	$20,268
Depreciation	1,283	1,794
Other non-operating expenses, net	(89)	(160)
Adjusted EBITDA(2)	$(161)	$21,902
Revenue	$51,863	$115,229
Adjusted EBITDA margin % (2)	(0.3)%	19.0%

	Three Months Ended September 29, 2023
	Video	Broadband
Income (loss) from operations (1)	$(6,050)	$6,128
Depreciation	1,343	1,746
Other non-operating expenses, net	132	211
Adjusted EBITDA(2)	$(4,575)	$8,085
Revenue	$51,397	$75,806
Adjusted EBITDA margin % (2)	(8.9)%	10.7%

	Three Months Ended December 31, 2022
	Video	Broadband
Income from operations (1)	$5,005	$18,710
Depreciation	1,431	1,604
Other non-operating expenses, net	(86)	(109)
Adjusted EBITDA(2)	$6,350	$20,205
Revenue	$68,308	$96,026
Adjusted EBITDA margin % (2)	9.3%	21.0%

	Twelve Months Ended December 31, 2023
	Video	Broadband
Income (loss) from operations (1)	$(8,741)	$64,575
Depreciation	5,400	6,855
Other non-operating expenses, net	(131)	(204)
Adjusted EBITDA(2)	$(3,472)	$71,226
Revenue	$219,425	$388,482
Adjusted EBITDA margin % (2)	(1.6)%	18.3%

	Twelve Months Ended December 31, 2022
	Video	Broadband
Income from operations (1)	$22,322	$52,283
Depreciation	6,044	6,216
Other non-operating expenses, net	(148)	(178)
Adjusted EBITDA(2)	$28,218	$58,321
Revenue	$274,189	$350,768
Adjusted EBITDA margin % (2)	10.3%	16.6%
(1) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations" above.
(2) Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. Refer below for the reconciliation of consolidated adjusted EBITDA to net income (loss), the most directly comparable GAAP measure.

Harmonic Inc.
Preliminary Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	December 31, 2023	September 29, 2023	December 31, 2022
Net income (loss) (GAAP)	$83,841	$(6,495)	$6,131
Provision for (benefit from) income taxes	(75,028)	(2,384)	9,205
Interest expense, net	571	619	929
Depreciation	3,077	3,089	3,035
EBITDA	12,461	(5,171)	19,300

Adjustments
Stock-based compensation	6,605	7,241	5,591
Restructuring and related charges	(27)	1,076	1,664
Non-recurring advisory fees	2,702	364	—
Total consolidated segment adjusted EBITDA (Non-GAAP)	$21,741	$3,510	$26,555
Revenue	$167,092	$127,203	$164,334
Net income (loss) margin (GAAP)	50.2%	(5.1)%	3.7%
Consolidated segment adjusted EBITDA margin (Non-GAAP)	13.0%	2.8%	16.2%

	Twelve Months Ended
	December 31, 2023	December 31, 2022
Net income (GAAP)	$83,994	$28,182
Provision for (benefit from) income taxes	(64,853)	16,303
Interest expense, net	2,696	5,040
Depreciation	12,255	12,260
EBITDA	34,092	61,785

Adjustments
Stock-based compensation	27,329	25,212
Restructuring and related charges	1,132	3,891
Non-recurring advisory fees	5,201	—
Gain on sale of equity investment	—	(4,349)
Total consolidated segment adjusted EBITDA (Non-GAAP)	$67,754	$86,539
Revenue	$607,907	$624,957
Net income margin (GAAP)	13.8%	4.5%
Consolidated segment adjusted EBITDA margin (Non-GAAP)	11.1%	13.8%

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q1 2024 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income (Loss) from Operations			Net Income (Loss)
GAAP	$110	to	$130	$55	to	$68	$70	to	$72	$(15)	to	$(5)	$(13)	to	$(5)
Stock-based compensation expense	—			1			(6)			7			7
Non-recurring advisory fees	—			—			(1)			1			1
Tax effect of non-GAAP adjustments	—			—			—			—			(1)	to	(1)
Total adjustments	—			1			(7)			8			7	to	7
Non-GAAP	$110	to	$130	$56	to	$69	$63	to	$65	$(7)	to	$3	$(6)	to	$2
As a % of revenue (GAAP)				50.2%	to	51.6%	63.6%	to	55.4%	(13.6)%	to	(3.8)%	(11.8)%	to	(3.8)%
As a % of revenue (Non-GAAP)				51.1%	to	52.4%	57.3%	to	50.0%	(6.2)%	to	2.4%	(5.6)%	to	1.4%
Diluted net income (loss) per share:
GAAP													$(0.12)	to	$(0.04)
Non-GAAP													$(0.06)	to	$0.02
Shares used in per share calculation:
GAAP													111.7
Non-GAAP													111.7	to	115.2
(1) Components may not sum to total due to rounding.

	2024 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income
GAAP	$655	to	$710	$329	to	$371	$283	to	$292	$46	to	$79	$31	to	$57
Stock-based compensation expense	—			2			(26)			28			28
Non-recurring advisory fees	—			—			(2)			2			2
Non-cash interest and other expenses related to convertible notes	—			—			—			—			1
Tax effect of non-GAAP adjustments	—			—			—			—			(6)	to	(6)
Total adjustments	—			2			(28)			30			25	to	25
Non-GAAP	$655	to	$710	$331	to	$373	$255	to	$264	$76	to	$109	$56	to	$82
As a % of revenue (GAAP)				50.2%	to	52.2%	43.2%	to	41.1%	7.0%	to	11.1%	4.7%	to	8.0%
As a % of revenue (Non-GAAP)				50.5%	to	52.5%	38.9%	to	37.2%	11.6%	to	15.3%	8.5%	to	11.5%
Diluted net income per share:
GAAP													$0.27	to	$0.50
Non-GAAP													$0.49	to	$0.72
Shares used in per share calculation:
GAAP and Non-GAAP													114.6
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment on Financial Guidance (Unaudited) (1)
(In millions)

	Q1 2024 Financial Guidance
	Video			Broadband
Income (loss) from operations (2)	$(9)	to	$(4)	$2	to	$7
Depreciation	1		1	2		2
Other non-operating expenses	—		1	—		(1)
Segment adjusted EBITDA(3)	$(8)	to	$(2)	$4	to	$8

	2024 Financial Guidance
	Video			Broadband
Income (loss) from operations (2)	$(12)	to	$(3)	$88	to	$112
Depreciation	6		6	8		8
Other non-operating expenses	(1)		(1)	(1)		(1)
Segment adjusted EBITDA(3)	$(7)	to	$2	$95	to	$119
(1) Components may not sum to total due to rounding.
(2) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations on Financial Guidance" above.
(3) Segment Adjusted EBITDA is a Non-GAAP financial measure. Refer below for the "Net income (loss) to Consolidated Segment Adjusted EBITDA reconciliation on Financial Guidance".

Harmonic Inc.
Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited) (1)
(In millions)

	Q1 2024 Financial Guidance			2024 Financial Guidance
Net income (loss) (GAAP)	$(13)	to	$(5)	31	to	$57
Provision for (benefit from) income taxes	(3)		(1)	7		14
Interest expense, net	1		1	7		7
Depreciation	3		3	13		13
EBITDA	$(12)	to	$(2)	$58	to	$91

Adjustments
Stock-based compensation	7		7	28		28
Non-recurring advisory fees	1		1	2		2
Total consolidated segment adjusted EBITDA (Non-GAAP) (2)	$(4)	to	$6	$88	to	$121
(1) Components may not sum to total due to rounding.
(2) Consolidated Segment Adjusted EBITDA is a Non-GAAP financial measure. Refer to "Use of Non-GAAP Financial Measures" above.